Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2007

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the December 31, 2006 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•                  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At March 31, 2007, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of March 31, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,160 properties with 237 million square feet located in 44 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 450 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and five mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $16 billion as of March 31, 2007.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock – HRP
Preferred Stock Series B – HRP-B
Preferred Stock Series C – HRP-C
Preferred Stock Series D – HRP-D

Senior Unsecured Debt Ratings:

Moody’s – Baa2
Standard & Poor’s – BBB

Portfolio Data (as of 3/31/07):

Total properties	508
Total sq. ft. (000s)	60,251
Percent leased	92.8%

Portfolio Concentration by Sq. Ft. (as of 3/31/07):

	Office	Industrial	Total
CBD	18.8%	0.3%	19.1%
Suburban	38.7%	42.2%	80.9%
Total	57.5%	42.5%	100.0%

Portfolio Concentration by NOI (Q1 2007) (1):

	Office	Industrial	Total
CBD	31.1%	0.2%	31.3%
Suburban	50.7%	18.0%	68.7%
Total	81.8%	18.2%	100.0%

Portfolio Concentration by Major Market:

	3/31/07	Q1 2007
	Sq. Ft.	NOI
Metro Philadelphia, PA	9.0%	12.8%
Metro Washington, DC	4.4%	9.9%
Oahu, HI	29.7%	9.8%
Metro Boston, MA	5.0%	8.0%
Southern California	2.4%	7.4%
Metro Austin, TX	4.7%	4.6%
Other Markets	44.8%	47.5%
Total	100.0%	100.0%

(1)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Patrick F. Donelan
Independent Trustee

William A. Lamkin
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

John A. Mannix
President and Chief Operating Officer

John C. Popeo
Treasurer, Chief Financial Officer and Secretary

David M. Lepore
Senior Vice President

Jennifer B. Clark
Senior Vice President

Contact Information

Investor Relations
HRPT Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261
(email) info@hrpreit.com
(website) www.hrpreit.com

Inquiries
Financial inquiries should be directed to John C. Popeo, Treasurer and Chief Financial Officer, at (617) 332-3990 or jpopeo@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8149 or tbonang@reitmr.com.

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Ferris, Baker Watts
Charles Place
(410) 659-4657

Merrill Lynch
Christopher Pike
(212) 449-1153

Raymond James
Paul Puryear
(727) 573-3800

RBC Capital Markets
Sri Nagaragan
(212) 428-2360

Citigroup
Michael Bilerman
(212) 816-1383

Stifel, Nicolaus
John Guinee
(410) 454-5520

Wachovia Securities
Stephen Swett
(212) 214-5050

Debt Research Coverage

Banc of America Securities
Chris Brown
(704) 386-2524

Bear Stearns & Company
Susan Berliner
(212) 272-3824

Citigroup
Thomas Cook
(212) 723-1112

Credit Suisse First Boston
Matthew Lynch
(212) 325-6456

Merrill Lynch
John Forrey
(212) 449-1812

Wachovia Securities
Dan Sullivan
(704) 383-6441

Rating Agencies

Moody’s Investors Service
Lori Marks
(212) 553-1098

Standard and Poor’s
Linda Phelps
(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Shares Outstanding:
Common shares outstanding (at end of period)	211,057	210,052	210,037	209,986	209,861
Common shares outstanding (at end of period) – diluted (1)	240,249	239,244	210,037	209,986	209,861
Preferred shares outstanding (at end of period) (1)	33,180	33,180	18,000	18,000	18,000
Weighted average common shares and units outstanding - basic	210,609	210,039	209,992	209,968	209,861
Weighted average common shares and units outstanding - diluted (1)	239,801	236,058	209,992	209,968	209,861
Common Share Data:
Price at end of period	$12.30	$12.35	$11.95	$11.56	$11.74
High during period	$13.67	$12.81	$12.22	$11.80	$12.09
Low during period	$12.04	$11.34	$10.80	$10.50	$10.30
Annualized dividends paid per share	$0.84	$0.84	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period)	6.8%	6.8%	7.0%	7.3%	7.2%
Market Capitalization:
Total debt (book value)	$2,499,305	$2,397,231	$2,639,621	$2,611,077	$2,513,246
Plus: market value of preferred shares (at end of period)	860,432	863,228	464,160	458,220	467,940
Plus: market value of common shares (at end of period)	2,596,001	2,594,142	2,509,942	2,427,438	2,463,768
Total market capitalization	$5,955,738	$5,854,601	$5,613,723	$5,496,735	$5,444,954
Total debt / total market capitalization	42.0%	40.9%	47.0%	47.5%	46.2%
Book Capitalization:
Total debt	$2,499,305	$2,397,231	$2,639,621	$2,611,077	$2,513,246
Plus: total stockholders’ equity	2,979,177	2,950,768	2,641,881	2,663,253	2,683,827
Total book capitalization	$5,478,482	$5,347,999	$5,281,502	$5,274,330	$5,197,073
Total debt / total book capitalization	45.6%	44.8%	50.0%	49.5%	48.4%
Selected Balance Sheet Data:
Total assets	$5,636,768	$5,575,949	$5,454,778	$5,441,519	$5,355,189
Total liabilities	$2,657,591	$2,625,181	$2,812,897	$2,778,266	$2,671,362
Gross book value of real estate assets (2)	$6,022,930	$5,958,680	$5,773,686	$5,756,687	$5,615,904
Total debt / gross book value of real estate (2)	41.5%	40.2%	45.7%	45.4%	44.8%
Selected Income Statement Data (3):
Rental income	$205,050	$205,763	$202,542	$197,957	$189,559
EBITDA (4)	$116,930	$116,436	$114,429	$113,769	$119,562
Property net operating income (NOI) (5)	$125,049	$123,032	$122,323	$121,998	$117,756
NOI margin (6)	61.0%	59.8%	60.4%	61.6%	62.1%
Net income	$33,148	$37,877	$31,354	$31,514	$149,835
Preferred distributions	$(15,401)	$(14,716)	$(9,234)	$(9,234)	$(11,508)
Excess redemption price paid over carrying value of preferred shares	$—	$—	$—	$—	$(6,914)
Net income available for common shareholders	$17,747	$23,161	$22,120	$22,280	$131,413
Funds from operations (FFO) (7)	$76,659	$76,859	$71,260	$71,915	$76,248
FFO available for common shareholders (7)	$61,258	$62,143	$62,026	$62,681	$64,740
Common distributions paid	$44,111	$44,107	$44,097	$44,095	$44,071
Per Share Data (1):
Net income available for common shareholders – basic and diluted	$0.08	$0.11	$0.11	$0.11	$0.63
FFO available for common shareholders – basic (7)	$0.29	$0.30	$0.30	$0.30	$0.31
FFO available for common shareholders – diluted (1) (7)	$0.28	$0.29	$0.30	$0.30	$0.31
Common distributions paid	$0.21	$0.21	$0.21	$0.21	$0.21
FFO payout ratio	72.4%	70.0%	70.0%	70.0%	67.7%
Coverage Ratios:
EBITDA (4) / interest expense	2.9x	2.9x	2.7x	2.7x	2.9x
EBITDA (4) / interest expense and preferred distributions	2.1x	2.1x	2.2x	2.2x	2.3x

(1)                     At 3/31/2007, we had 15,180 preferred shares outstanding that were convertible into 29,192 common shares.  See page 16 for calculations of diluted net income, FFO, and weighted average common shares outstanding.

(2)                     Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)                     Results exclude properties classified in discontinued operations.

(4)                     See page 13 for calculation of EBITDA.

(5)                     Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)                     NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)                     See page 15 for calculation of FFO and FFO available for common shareholders.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of March 31,	As of December 31,
	2007	2006
		(audited)
ASSETS
Real estate properties:
Land	$1,148,123	$1,143,109
Buildings and improvements	4,674,941	4,619,164
	5,823,064	5,762,273
Accumulated depreciation	(703,417)	(668,460)
	5,119,647	5,093,813
Acquired real estate leases	162,538	167,879
Cash and cash equivalents	23,059	17,783
Restricted cash	14,235	21,635
Rents receivable, net of allowance for doubtful accounts of $5,754 and $4,737, respectively	181,752	172,566
Other assets, net	135,537	102,273
Total assets	$5,636,768	$5,575,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$144,000	$40,000
Senior unsecured debt, net	1,941,469	1,941,173
Mortgage notes payable, net	413,836	416,058
Accounts payable and accrued expenses	71,279	93,734
Dividends payable	—	44,111
Acquired real estate lease obligations	40,757	41,833
Rent collected in advance	22,932	19,592
Security deposits	15,870	15,972
Due to affiliates	7,448	12,708
Total liabilities	2,657,591	2,625,181

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value: 300,000,000 shares authorized; 211,056,590 and 210,051,590 shares issued and outstanding, respectively	2,111	2,101

Additional paid in capital	2,787,449	2,774,461
Cumulative net income	1,736,502	1,703,354
Cumulative common distributions	(2,115,299)	(2,115,299)
Cumulative preferred distributions	(234,720)	(216,983)
Total shareholders’ equity	2,979,177	2,950,768
Total liabilities and shareholders’ equity	$5,636,768	$5,575,949

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006

Rental income (1)	$205,050	$189,559

Expenses:
Operating expenses	80,001	71,803
Depreciation and amortization	43,511	37,666
General and administrative	8,578	7,873
Total expenses	132,090	117,342

Operating income	72,960	72,217

Interest income	459	1,235
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $1,097 and $1,138, respectively)	(40,271)	(41,294)
Loss on early extinguishment of debt	—	(1,659)
Equity in earnings of equity investments	—	3,136
Gain on sale of equity investments	—	116,287
Income from continuing operations	33,148	149,922
Loss from discontinued operations	—	(87)
Net income	33,148	149,835
Preferred distributions	(15,401)	(11,508)
Excess redemption price paid over carrying value of preferred shares	—	(6,914)
Net income available for common shareholders	$17,747	$131,413

Weighted average common shares outstanding – basic	210,609	209,861

Weighted average common shares outstanding – diluted (2)	239,801	209,861

Earnings per common share:

Income from continuing operations available for
common shareholders – basic and diluted (2)	$0.08	$0.63
Loss from discontinued operations – basic and diluted (2)	$—	$—
Net income available for common shareholders – basic and diluted (2)	$0.08	$0.63

Additional Data:

General and administrative expenses / rental income	4.18%	4.15%
General and administrative expenses / total assets (at end of period)	0.15%	0.15%

Non cash straight line rent adjustments (FAS 13) (1)	$4,724	$4,827
Lease value amortization (FAS 141) (1)	$(2,447)	$(3,189)
Lease termination fees included in rental income	$325	$249
Capitalized interest expense	$226	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          At 3/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,192 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006
Cash flows from operating activities:
Net income	$33,148	$149,835
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	35,005	30,703
Amortization of note discounts and premiums and deferred financing fees	1,097	1,138
Amortization of acquired real estate leases	7,724	7,675
Other amortization	3,229	2,562
Loss on early extinguishment of debt	—	1,659
Equity in earnings of equity investments	—	(3,136)
Gain on sale of equity investments	—	(116,287)
Distributions of earnings from equity investments	—	3,136
Change in assets and liabilities:
Decrease in restricted cash	7,400	5,032
Increase in rents receivable and other assets	(24,931)	(30,657)
Decrease in accounts payable and accrued expenses	(23,620)	(13,047)
Increase in rent collected in advance	3,340	5,256
(Decrease) increase in security deposits	(102)	898
Decrease in due to affiliates	(5,260)	(1,240)
Cash provided by operating activities	37,030	43,527

Cash flows from investing activities:
Real estate acquisitions and improvements	(84,734)	(210,415)
Distributions in excess of earnings from equity investments	—	2,251
Proceeds from sale of equity investments	—	308,333
Cash (used for) provided by investing activities	(84,734)	100,169

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	145,015
Redemption of preferred shares	—	(200,000)
Proceeds from issuance of common shares, net	12,998	—
Proceeds from borrowings	120,000	851,000
Payments on borrowings	(18,163)	(865,716)
Deferred financing fees	(7)	(1,344)
Distributions to common shareholders	(44,111)	(44,071)
Distributions to preferred shareholders	(17,737)	(12,438)
Cash provided by (used for) financing activities	52,980	(127,554)

Increase in cash and cash equivalents	5,276	16,142
Cash and cash equivalents at beginning of period	17,783	19,445
Cash and cash equivalents at end of period	$23,059	$35,587

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $226 in 2007)	$48,005	$48,200

Non-cash investing activities:
Real estate acquisitions	$—	$(7,532)

Non-cash financing activities:
Assumption of mortgage notes payable	$—	$7,532

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006

Net income	$33,148	$149,835
Plus: interest expense	40,271	41,294
Plus: income taxes	—	—
Plus: depreciation and amortization	43,511	37,751
Plus: loss on early extinguishment of debt	—	1,659
Less: gain on sale of equity investments	—	(116,287)
Less: equity in earnings of equity investments	—	(3,136)
Plus: EBITDA from equity investments	—	8,446
EBITDA	$116,930	$119,562

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006

Calculation of NOI (1):
Rental income	$205,050	$189,559
Operating expenses	(80,001)	(71,803)
Property net operating income (NOI)	$125,049	$117,756

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$125,049	$117,756
Depreciation and amortization	(43,511)	(37,666)
General and administrative	(8,578)	(7,873)
Operating income	72,960	72,217

Interest income	459	1,235
Interest expense	(40,271)	(41,294)
Loss on early extinguishment of debt	—	(1,659)
Equity in earnings of equity investments	—	3,136
Gain on sale of equity investments	—	116,287
Income from continuing operations	33,148	149,922

Loss from discontinued operations	—	(87)
Net income	33,148	149,835

Preferred distributions	(15,401)	(11,508)
Excess redemption price paid over carrying value of preferred shares	—	(6,914)
Net income available for common shareholders	$17,747	$131,413

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006

Net income	$33,148	$149,835
Plus: depreciation and amortization	43,511	37,751
Loss on early extinguishment of debt:
Add: amount included in expenses	—	1,659
Less: portion settled in cash	—	—
Less: gain on sale of equity investments	—	(116,287)
Less: equity in earnings of equity investments	—	(3,136)
Plus: FFO from equity investments	—	6,426
FFO	76,659	76,248
Less: preferred distributions	(15,401)	(11,508)
FFO available for common shareholders	$61,258	$64,740

Weighted average common shares outstanding — basic	210,609	209,861

Weighted average common shares outstanding — diluted (1)	239,801	209,861

FFO available for common shareholders per share — basic	$0.29	$0.31

FFO available for common shareholders per share — diluted (1)	$0.28	$0.31

(1)          At 3/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,192 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006

Net income available for common shareholders	$17,747	$131,413
Add — Series D convertible preferred distributions (1)	6,167	—
Net income available for common shareholders — diluted	$23,914	$131,413

FFO available for common shareholders (2)	$61,258	$64,740
Add — Series D convertible preferred distributions (1)	6,167	—
FFO available for common shareholders — diluted	$67,425	$64,740

Weighted average common shares outstanding — basic	210,609	209,861
Effect of dilutive Series D preferred shares (1)	29,192	—
Weighted average common shares outstanding — diluted	239,801	209,861

(1)          At 3/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,192 common shares.  These preferred shares require dividends of $1.625, 6 1/2%, per annum, payable in equal quarterly payments.

(2)          See page 15 for calculation of FFO available for common shareholders.

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2007	3/31/2006

Number of Properties:

Office	355	337
Industrial	153	137
Total	508	474

CBD	50	50
Suburban	458	424
Total	508	474

Square Feet (2):

Office	34,664	33,002
Industrial	25,587	23,833
Total	60,251	56,835

CBD	11,485	11,485
Suburban	48,766	45,350
Total	60,251	56,835

Percent Leased (3):

Office	90.0%	91.6%
Industrial	96.6%	96.0%
Total	92.8%	93.4%

CBD	89.8%	92.3%
Suburban	93.5%	93.7%
Total	92.8%	93.4%

Rental Income (4):

Office	$173,609	$162,716
Industrial	31,441	26,843
Total	$205,050	$189,559

CBD	$70,491	$71,380
Suburban	134,559	118,179
Total	$205,050	$189,559

Property Net Operating Income (NOI) (5):

Office	$102,286	$98,173
Industrial	22,763	19,583
Total	$125,049	$117,756

CBD	$39,166	$40,029
Suburban	85,883	77,727
Total	$125,049	$117,756

NOI Margin (6):

Office	58.9%	60.3%
Industrial	72.4%	73.0%
Total	61.0%	62.1%

CBD	55.6%	56.1%
Suburban	63.8%	65.8%
Total	61.0%	62.1%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)          NOI margin is defined as NOI as a percentage of rental income.

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2007	3/31/2006
Number of Properties:
Metro Philadelphia, PA	21	21
Metro Washington, DC	20	20
Oahu, HI	56	55
Metro Boston, MA	37	36
Southern California	24	24
Metro Austin, TX	26	26
Other markets	324	292
Total	508	474
Square Feet (2):
Metro Philadelphia, PA	5,448	5,447
Metro Washington, DC	2,658	2,645
Oahu, HI	17,880	17,943
Metro Boston, MA	3,027	2,737
Southern California	1,444	1,444
Metro Austin, TX	2,807	2,806
Other markets	26,987	23,813
Total	60,251	56,835
Percent Leased (3):
Metro Philadelphia, PA	88.8%	91.5%
Metro Washington, DC	90.8%	95.4%
Oahu, HI	97.3%	97.0%
Metro Boston, MA	96.1%	96.8%
Southern California	97.7%	97.7%
Metro Austin, TX	94.1%	90.8%
Other markets	90.0%	90.6%
Total	92.8%	93.4%
Rental Income (4):
Metro Philadelphia, PA	$31,046	$31,862
Metro Washington, DC	19,513	19,714
Oahu, HI	15,353	14,092
Metro Boston, MA	15,314	15,032
Southern California	12,491	11,925
Metro Austin, TX	11,111	10,091
Other markets	100,222	86,843
Total	$205,050	$189,559
Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,975	$16,855
Metro Washington, DC	12,329	12,468
Oahu, HI	12,299	11,372
Metro Boston, MA	10,001	9,972
Southern California	9,245	8,389
Metro Austin, TX	5,762	5,141
Other markets	59,438	53,559
Total	$125,049	$117,756
NOI Margin (6):
Metro Philadelphia, PA	51.5%	52.9%
Metro Washington, DC	63.2%	63.2%
Oahu, HI	80.1%	80.7%
Metro Boston, MA	65.3%	66.3%
Southern California	74.0%	70.3%
Metro Austin, TX	51.9%	50.9%
Other markets	59.3%	61.7%
Total	61.0%	62.1%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)          NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2007	3/31/2006
Office:
Properties	302	302
Total sq. ft.	31,228	31,228
Percent leased (2)	89.8%	91.5%
Rental income (3)	$160,918	$160,099
Property net operating income (NOI) (4)	$94,826	$96,279
NOI % growth	-1.5%

Industrial:
Properties	135	135
Total sq. ft.	23,729	23,729
Percent leased (2)	96.7%	96.4%
Rental income (3)	$28,424	$26,842
Property net operating income (NOI) (4)	$20,550	$19,588
NOI % growth	4.9%

CBD:
Properties	50	50
Total sq. ft.	11,485	11,485
Percent leased (2)	89.8%	92.3%
Rental income (3)	$70,491	$71,380
Property net operating income (NOI) (4)	$39,166	$40,029
NOI % growth	-2.2%

Suburban:
Properties	387	387
Total sq. ft.	43,472	43,472
Percent leased (2)	93.6%	94.0%
Rental income (3)	$118,851	$115,561
Property net operating income (NOI) (4)	$76,210	$75,838
NOI % growth	0.5%

Total:
Properties	437	437
Total sq. ft.	54,957	54,957
Percent leased (2)	92.8%	93.6%
Rental income (3)	$189,342	$186,941
Property net operating income (NOI) (4)	$115,376	$115,867
NOI % growth	-0.4%

(1)          Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(2)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.

(4)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2007	3/31/2006
Metro Philadelphia, PA:
Properties	21	21
Total sq. ft.	5,448	5,448
Percent leased (2)	88.8%	91.5%
Rental income (3)	$31,046	$31,862
Property net operating income (NOI) (4)	$15,975	$16,855
NOI % growth	-5.2%
Metro Washington, D.C.:
Properties	20	20
Total sq. ft.	2,658	2,658
Percent leased (2)	90.8%	95.4%
Rental income (3)	$19,513	$19,714
Property net operating income (NOI) (4)	$12,329	$12,468
NOI % growth	-1.1%
Oahu, HI:
Properties	53	53
Total sq. ft.	17,840	17,840
Percent leased (2)	97.5%	97.6%
Rental income (3)	$15,353	$14,092
Property net operating income (NOI) (4)	$12,299	$11,377
NOI % growth	8.1%
Metro Boston, MA:
Properties	36	36
Total sq. ft.	2,740	2,740
Percent leased (2)	95.7%	96.7%
Rental income (3)	$15,301	$15,032
Property net operating income (NOI) (4)	$9,991	$9,972
NOI % growth	0.2%
Southern California:
Properties	24	24
Total sq. ft.	1,444	1,444
Percent leased (2)	97.7%	97.7%
Rental income (3)	$12,491	$11,925
Property net operating income (NOI) (4)	$9,245	$8,389
NOI % growth	10.2%
Metro Austin, TX:
Properties	26	26
Total sq. ft.	2,807	2,807
Percent leased (2)	94.1%	90.8%
Rental income (3)	$11,111	$10,091
Property net operating income (NOI) (4)	$5,762	$5,141
NOI % growth	12.1%
Other Markets:
Properties	257	257
Total sq. ft.	22,020	22,020
Percent leased (2)	89.3%	91.0%
Rental income (3)	$84,527	$84,225
Property net operating income (NOI) (4)	$49,775	$51,665
NOI % growth	-3.7%
Total:
Properties	437	437
Total sq. ft.	54,957	54,957
Percent leased (2)	92.8%	93.6%
Rental income (3)	$189,342	$186,941
Property net operating income (NOI) (4)	$115,376	$115,867
NOI % growth	-0.4%

(1)          Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(2)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.

(4)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity
Secured Fixed Rate Debt:
Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$15,978		2/1/2008	$15,724	0.8
Secured debt Two properties in Richland, WA	8.000%	8.000%	3,566		11/15/2008	1,004	1.6
Secured debt One property in Buffalo, NY	5.170%	5.170%	2,823		1/1/2009	134	1.8
Secured debt See note (2)	6.814%	7.842%	241,513		1/31/2011	225,547	3.8
Secured debt One property in Bannockburn, IL	8.050%	5.240%	25,079		6/1/2012	22,719	5.2
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,317		10/11/2012	4,507	5.5
Secured debt One property in Macon, GA	4.950%	6.280%	13,889		5/11/2014	11,930	7.1
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,556		8/1/2016	9,281	9.3
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,463		1/1/2022	—	14.8
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,171		1/1/2022	—	14.8
Secured debt One property in North Haven, CT	6.750%	5.240%	5,155		3/1/2022	—	14.9
Secured debt One property in East Windsor, CT (3)	5.710%	5.240%	9,530		3/1/2026	—	18.9
Secured debt 23 properties in Atlanta, GA (4)	8.500%	5.070%	28,907		4/11/2028	4,937	21.0
Secured debt One property in Philadelphia, PA (5)	6.794%	7.383%	41,765		1/1/2029	2,478	21.8
Total / weighted average secured fixed rate debt	6.941%	7.125%	$413,712			$298,261	7.8

Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)	5.905%	5.905%	$144,000		8/22/2010	$144,000	3.4
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (7)	5.959%	5.959%	400,000		3/16/2011	400,000	4.0
Total / weighted average unsecured floating rate debt	5.945%	5.945%	$544,000			$544,000	3.8

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	3.3
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	3.5
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	5.0
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	5.8
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	6.9
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	7.9
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	8.6
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	9.4
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	$1,550,000			$1,550,000	7.4

Total / weighted average unsecured debt	6.217%	6.335%	$2,094,000			$2,094,000	6.5

Total / weighted average debt	6.336%	6.466%	$2,507,712			$2,392,261	6.7

Summary Debt:
Total / weighted average secured fixed rate debt	6.941%	7.125%	$413,712			$298,261	7.8
Total / weighted average unsecured floating rate debt	5.945%	5.945%	544,000			544,000	3.8
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	1,550,000			1,550,000	7.4
Total / weighted average debt	6.336%	6.466%	$2,507,712	(8)		$2,392,261	6.7

(1)          Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)          Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)          The loan becomes prepayable on 2/7/2016.

(4)          The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)          The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6)          Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 3/31/07 is 5.9%.

(7)          The notes became prepayable, at par, on September 16, 2006.  Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 3/31/07, is 6.0%.

(8)          Total debt as of 3/31/2007, net of unamortized premiums and discounts, equals $2,499,305.

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2007	$8,069	$—	$—	$8,069	6.9%
2008	26,369	—	—	26,369	7.0%
2009	7,879	—	—	7,879	6.9%
2010	8,303	144,000	50,000	202,303	6.7%
2011	229,905	400,000	—	629,905	6.3%
2012	31,113	—	200,000	231,113	7.0%
2013	3,804	—	200,000	203,804	6.5%
2014	15,789	—	250,000	265,789	5.7%
2015	4,029	—	450,000	454,029	6.0%
2016	13,387	—	400,000	413,387	6.3%
2017 and thereafter	65,065	—	—	65,065	7.3%
Total	$413,712	$544,000	$1,550,000	$2,507,712	6.3%
Percent	16.5%	21.7%	61.8%	100.0%

(1)          Total debt as of 3/31/2007, net of unamortized premiums and discounts, equals $2,499,305.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

As of and For the Three Months Ended
3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Leverage Ratios:

Total debt / total assets	44.3%	43.0%	48.4%	48.0%	46.9%
Total debt / gross book value of real estate assets (1)	41.5%	40.2%	45.7%	45.4%	44.8%
Total debt / total market capitalization	42.0%	40.9%	47.0%	47.5%	46.2%
Total debt / total book capitalization	45.6%	44.8%	50.0%	49.5%	48.4%
Secured debt / total assets	7.3%	7.5%	7.1%	7.2%	7.1%
Variable rate debt / total debt	21.8%	18.4%	26.9%	26.0%	23.6%
Variable rate debt / total assets	9.7%	7.9%	13.0%	12.5%	11.1%

Coverage Ratios:

EBITDA / interest expense	2.9x	2.9x	2.7x	2.7x	2.9x
EBITDA / interest expense + preferred distributions	2.1x	2.1x	2.2x	2.2x	2.3x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	40.4%	39.4%	44.5%	44.4%	43.6%
Secured debt / adjusted total assets (maximum 40%)	6.7%	6.8%	6.6%	6.6%	6.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.9x	3.1x	2.8x	2.9x	3.0	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	251.3%	259.1%	223.6%	224.8%	229.6%

(1)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Tenant improvements (TI)	$12,629	$21,830	$13,032	$14,641	$15,168
Leasing costs (LC)	4,253	5,433	5,339	9,692	5,050
Total TI and LC	16,882	27,263	18,371	24,333	20,218

Recurring building improvements (1)	1,592	9,686	5,615	6,254	5,615
Development, redevelopment and other activities (2)	7,302	8,544	8,114	4,820	2,687
Total capital improvements, including TI and LC	$25,776	$45,493	$32,100	$35,407	$28,520

Sq. ft. beginning of period	59,865	58,070	58,029	56,835	55,035
Sq. ft. end of period	60,251	59,865	58,070	58,029	56,835
Average sq. ft. during period	60,058	58,968	58,050	57,432	55,935

Recurring building improvements per average sq. ft. during period	$0.03	$0.16	$0.10	$0.11	$0.10

(1)	Building improvements generally include recurring expenditures that we believe are necessary to maintain the value of our properties.

(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Feb-07	Columbia, SC	Office	3	104	$8,600	$82.69	10.5%	2.5	86.1%	ADT Security Services, Inc.
Mar-07	Maynard, MA	Office	1	287	34,000	118.47	9.6%	9.2	100.0%	Stratus Technologies, Inc.
	Total / Weighted Average		4	391	$42,600	$108.95	9.8%	7.4	96.3%

Dispositions:

Sale Price
Multiple
								Original	of
						Original	Sale	Purchase	Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

There were no dispositions during the three months ended March 31, 2007.

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.

2007 FINANCING ACTIVITIES

(amounts in thousands)

For the Three
Months Ended
3/31/2007

Debt Transactions (1):
New debt raised	$—
New debt assumed as part of acquisitions	$—
Total new debt	—

Debt retired	$—
Net debt	$—

Equity Transactions:
New common shares issued	1,005
New common equity raised, net	$12,998

New preferred shares issued	—
New preferred equity raised, net	$—
Total new equity	$12,998

Preferred equity retired	$—
Net equity	$12,998

(1)          Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro	Metro		Metro	Southern	Metro	Other
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,448	2,658	—	3,027	1,444	1,491	20,596	34,664
Industrial	—	—	17,880	—	—	1,316	6,391	25,587
Total	5,448	2,658	17,880	3,027	1,444	2,807	26,987	60,251

CBD	4,595	892	158	523	331	186	4,800	11,485
Suburban	853	1,766	17,722	2,504	1,113	2,621	22,187	48,766
Total	5,448	2,658	17,880	3,027	1,444	2,807	26,987	60,251

U.S. Government and other government tenants (1)	11	1,232	—	211	509	15	3,494	5,472
Medical related tenants (1)	898	357	—	1,042	630	396	3,078	6,401
Land leases (1)	—	—	17,098	—	—	—	—	17,098
Other investment grade tenants (1)(2)	1,816	88	—	818	36	380	6,241	9,379
Other tenants (1)	2,111	738	300	839	235	1,851	11,469	17,543
Vacant	612	243	482	117	34	165	2,705	4,358
Total	5,448	2,658	17,880	3,027	1,444	2,807	26,987	60,251

Percent by Major Market:
Office	16%	8%	0%	9%	4%	4%	59%	100%
Industrial	0%	0%	70%	0%	0%	5%	25%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

CBD	40%	8%	1%	4%	3%	2%	42%	100%
Suburban	2%	4%	36%	5%	2%	5%	46%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

U.S. Government and other government tenants	0%	23%	0%	4%	9%	0%	64%	100%
Medical related tenants	14%	6%	0%	16%	10%	6%	48%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	19%	1%	0%	9%	0%	4%	67%	100%
Other tenants	12%	4%	2%	5%	1%	11%	65%	100%
Vacant	14%	6%	11%	3%	1%	4%	61%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	53%	76%	58%
Industrial	0%	0%	100%	0%	0%	47%	24%	42%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	17%	23%	7%	18%	19%
Suburban	16%	66%	99%	83%	77%	93%	82%	81%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	46%	0%	7%	35%	1%	13%	9%
Medical related tenants	17%	13%	0%	34%	44%	14%	11%	11%
Land leases	0%	0%	96%	0%	0%	0%	0%	28%
Other investment grade tenants (2)	33%	3%	0%	27%	3%	13%	23%	16%
Other tenants	39%	29%	2%	28%	16%	66%	43%	29%
Vacant	11%	9%	2%	4%	2%	6%	10%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Sq. ft. is pursuant to signed leases as of 3/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET
(ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro		Metro	Southern	Metro	Other
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$125,633	$77,178	$—	$63,722	$49,410	$30,469	$355,738	$702,150
Industrial	—	—	61,624	—	—	14,424	52,608	128,656
Total	$125,633	$77,178	$61,624	$63,722	$49,410	$44,893	$408,346	$830,806
CBD	$113,833	$36,402	$1,166	$19,126	$20,813	$4,900	$86,637	$282,877
Suburban	11,800	40,776	60,458	44,596	28,597	39,993	321,709	547,929
Total	$125,633	$77,178	$61,624	$63,722	$49,410	$44,893	$408,346	$830,806
U.S. Government and other government tenants	$246	$37,321	$—	$5,133	$10,331	$237	$64,455	$117,723
Medical related tenants	19,214	13,347	—	22,963	32,750	10,478	57,697	156,449
Land leases	—	—	57,075	—	—	—	—	57,075
Other investment grade tenants (2)	49,816	3,310	—	15,919	1,011	4,117	113,416	187,589
Other tenants	56,357	23,200	4,549	19,707	5,318	30,061	172,778	311,970
Total	$125,633	$77,178	$61,624	$63,722	$49,410	$44,893	$408,346	$830,806
Percent by Major Market:
Office	18%	11%	0%	9%	7%	4%	51%	100%
Industrial	0%	0%	48%	0%	0%	11%	41%	100%
Total	16%	9%	7%	8%	6%	5%	49%	100%
CBD	40%	13%	0%	7%	7%	2%	31%	100%
Suburban	2%	8%	11%	8%	5%	7%	59%	100%
Total	16%	9%	7%	8%	6%	5%	49%	100%
U.S. Government and other government tenants	0%	32%	0%	4%	9%	0%	55%	100%
Medical related tenants	12%	8%	0%	15%	21%	7%	37%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	27%	2%	0%	8%	1%	2%	60%	100%
Other tenants	18%	8%	1%	6%	2%	10%	55%	100%
Total	16%	9%	7%	8%	6%	5%	49%	100%
Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	68%	87%	84%
Industrial	0%	0%	100%	0%	0%	32%	13%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%
CBD	91%	47%	2%	30%	42%	11%	21%	34%
Suburban	9%	53%	98%	70%	58%	89%	79%	66%
Total	100%	100%	100%	100%	100%	100%	100%	100%
U.S. Government and other government tenants	0%	48%	0%	8%	21%	1%	16%	14%
Medical related tenants	15%	18%	0%	36%	66%	23%	14%	19%
Land leases	0%	0%	93%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	40%	4%	0%	25%	2%	9%	28%	22%
Other tenants	45%	30%	7%	31%	11%	67%	42%	38%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)             Annualized rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)             Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF PROPERTIES BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of 3/31/2007			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,448	9.0%	$125,633	15.1%
Metro Washington, DC	20	2,658	4.4%	77,178	9.3%
Oahu, HI	56	17,880	29.7%	61,624	7.4%
Metro Boston, MA	37	3,027	5.0%	63,722	7.7%
Southern California	24	1,444	2.4%	49,410	5.9%
Metro Austin, TX	26	2,807	4.7%	44,893	5.4%
Other markets	324	26,987	44.8%	408,346	49.2%
Total	508	60,251	100.0%	$830,806	100.0%

	Percent NOI For the Three Months Ended (2)
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Metro Philadelphia, PA	12.8%	13.8%	13.9%	14.1%	14.3%
Metro Washington, DC	9.9%	10.7%	10.1%	10.1%	10.6%
Oahu, HI	9.8%	10.1%	10.9%	10.2%	9.7%
Metro Boston, MA	8.0%	7.8%	8.1%	8.2%	8.5%
Southern California	7.4%	6.9%	7.0%	6.7%	7.1%
Metro Austin, TX	4.6%	4.7%	4.2%	4.5%	4.4%
Other markets	47.5%	46.0%	45.8%	46.2%	45.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)

NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Properties	508	504	487	487	474
Total sq. ft. (2)	60,251	59,865	58,070	58,029	56,835
Percentage leased	92.8%	93.1%	93.4%	93.6%	93.4%

Leasing Activity (sq. ft.):
New leases	410	453	642	629	606
Renewals	654	421	766	1,343	1,160
Total	1,064	874	1,408	1,972	1,766

% Change in GAAP Rent (3):
New leases	-1%	24%	19%	8%	-4%
Renewals	3%	-3%	1%	3%	4%
Weighted average	1%	9%	9%	5%	2%

Capital Commitments (4):
New leases	$12,726	$7,912	$20,473	$10,975	$8,966
Renewals	5,184	3,527	5,205	15,116	9,944
Total	$17,910	$11,439	$25,678	$26,091	$18,910

Capital Commitments per Sq. Ft. (4):
New leases	$31.04	$17.47	$31.89	$17.45	$14.80
Renewals	$7.93	$8.38	$6.80	$11.26	$8.57
Total	$16.83	$13.09	$18.24	$13.23	$10.71

Weighted Average Lease Term by Sq. Ft. (years):
New leases	8.1	5.0	7.6	6.2	6.9
Renewals	5.8	4.7	5.0	8.9	11.7
Total	6.6	4.8	6.3	8.0	10.3

Capital Commitments per Sq. Ft. per Year:
New leases	$3.83	$3.49	$4.20	$2.81	$2.14
Renewals	$1.37	$1.78	$1.36	$1.26	$0.73
Total	$2.55	$2.73	$2.89	$1.65	$1.04

(1)	Results exclude properties classified in discontinued operations.
(2)	Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(3)	Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.
(4)	Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 3/31/2007)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 3/31/2007
Property Type/Market	3/31/07	New	Renewals	Total
Office	34,664	379	600	979
Industrial	25,587	31	54	85
Total	60,251	410	654	1,064

CBD	11,485	131	195	326
Suburban	48,766	279	459	738
Total	60,251	410	654	1,064

Metro Philadelphia, PA	5,448	95	83	178
Metro Washington, DC	2,658	13	2	15
Oahu, HI	17,880	1	7	8
Metro Boston, MA	3,027	10	6	16
Southern California	1,444	4	111	115
Metro Austin, TX	2,807	29	51	80
Other markets	26,987	258	394	652
Total	60,251	410	654	1,064

	Sq. Ft. Leased
	As of	12/31/06		New and	Acquisitions /	As of	3/31/07
	12/31/2006	% Leased (1)	Expired	Renewals	(Sales)	3/31/07	% Leased
Office	31,005	90.5%	(1,179)	979	377	31,182	90.0%
Industrial	24,714	96.6%	(88)	85	—	24,711	96.6%
Total	55,719	93.1%	(1,267)	1,064	377	55,893	92.8%

CBD	10,365	90.2%	(376)	326	—	10,315	89.8%
Suburban	45,354	93.8%	(891)	738	377	45,578	93.5%
Total	55,719	93.1%	(1,267)	1,064	377	55,893	92.8%

Metro Philadelphia, PA	4,920	90.2%	(262)	178	—	4,836	88.8%
Metro Washington, DC	2,546	95.8%	(146)	15	—	2,415	90.8%
Oahu, HI	17,398	97.3%	(8)	8	—	17,398	97.3%
Metro Boston, MA	2,645	96.5%	(38)	16	287	2,910	96.1%
Southern California	1,411	97.7%	(116)	115	—	1,410	97.7%
Metro Austin, TX	2,644	94.2%	(82)	80	—	2,642	94.1%
Other markets	24,155	89.9%	(615)	652	90	24,282	90.0%
Total	55,719	93.1%	(1,267)	1,064	377	55,893	92.8%

(1)          Based on total sq. ft. as of December 31, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1	U.S. Government	4,816	8.6%	12.8%	2007 to 2020
2	GlaxoSmithKline plc	608	1.1%	1.8%	2013
3	PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4	JDA Software Group, Inc.	283	0.5%	1.1%	2012
5	The Scripps Research Institute	164	0.3%	1.1%	2019
6	Solectron Corporation	765	1.4%	1.1%	2014
7	Ballard Spahr Andrews & Ingersoll, LLP	235	0.4%	1.0%	2008, 2015
8	Comcast Corporation	328	0.6%	1.0%	2007, 2008
9	Tyco International Ltd	678	1.2%	1.0%	2007, 2009, 2017
	Total	8,337	14.9%	22.3%

(1)          Sq. ft. is pursuant to signed leases as of 3/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 3/31/2007	2007	2008	2009	2010 and Thereafter
Office:
Total sq. ft.	34,664
Leased sq. ft. (1)	31,182	2,374	3,230	2,844	22,734
Percent	100.0%	7.6%	10.4%	9.1%	72.9%
Annualized rental income (2)	$702,150	$51,498	$72,022	$62,637	$515,993
Percent	100.0%	7.3%	10.3%	8.9%	73.5%

Industrial:
Total sq. ft.	25,587
Leased sq. ft. (1)	24,711	1,135	1,472	993	21,111
Percent	100.0%	4.6%	6.0%	4.0%	85.4%
Annualized rental income (2)	$128,656	$7,376	$10,893	$6,590	$103,797
Percent	100.0%	5.7%	8.5%	5.1%	80.7%

CBD:
Total sq. ft.	11,485
Leased sq. ft. (1)	10,315	679	1,171	740	7,725
Percent	100.0%	6.6%	11.4%	7.2%	74.8%
Annualized rental income (2)	$282,877	$16,979	$29,021	$22,451	$214,426
Percent	100.0%	6.0%	10.3%	7.9%	75.8%

Suburban:
Total sq. ft.	48,766
Leased sq. ft. (1)	45,578	2,830	3,531	3,097	36,120
Percent	100.0%	6.2%	7.7%	6.8%	79.3%
Annualized rental income (2)	$547,929	$41,895	$53,894	$46,776	$405,364
Percent	100.0%	7.6%	9.8%	8.5%	74.1%

Total:
Total sq. ft.	60,251
Leased sq. ft. (1)	55,893	3,509	4,702	3,837	43,845
Percent	100.0%	6.3%	8.4%	6.9%	78.4%
Annualized rental income (2)	$830,806	$58,874	$82,915	$69,227	$619,790
Percent	100.0%	7.1%	10.0%	8.3%	74.6%

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)	Annualized rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 3/31/2007	2007	2008	2009	2010 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,448
Leased sq. ft. (1)	4,836	37	610	272	3,917
Percent	100.0%	0.8%	12.6%	5.6%	81.0%
Annualized rental income (2)	$125,633	$881	$14,706	$5,835	$104,211
Percent	100.0%	0.7%	11.7%	4.6%	83.0%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,415	201	126	144	1,944
Percent	100.0%	8.3%	5.2%	6.0%	80.5%
Annualized rental income (2)	$77,178	$5,849	$3,859	$5,382	$62,088
Percent	100.0%	7.6%	5.0%	7.0%	80.4%
Oahu, HI:
Total sq. ft.	17,880
Leased sq. ft. (1)	17,398	447	495	261	16,195
Percent	100.0%	2.6%	2.8%	1.5%	93.1%
Annualized rental income (2)	$61,624	$1,038	$2,467	$1,090	$57,029
Percent	100.0%	1.7%	4.0%	1.8%	92.5%
Metro Boston, MA:
Total sq. ft.	3,027
Leased sq. ft. (1)	2,910	348	155	43	2,364
Percent	100.0%	12.0%	5.3%	1.5%	81.2%
Annualized rental income (2)	$63,722	$7,657	$4,082	$1,375	$50,608
Percent	100.0%	12.0%	6.4%	2.2%	79.4%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,410	242	187	155	826
Percent	100.0%	17.2%	13.3%	11.0%	58.5%
Annualized rental income (2)	$49,410	$6,208	$6,658	$6,311	$30,233
Percent	100.0%	12.6%	13.5%	12.8%	61.1%
Metro Austin, TX:
Total sq. ft.	2,807
Leased sq. ft. (1)	2,642	494	176	170	1,802
Percent	100.0%	18.7%	6.7%	6.4%	68.2%
Annualized rental income (2)	$44,893	$6,345	$3,775	$3,233	$31,540
Percent	100.0%	14.1%	8.4%	7.2%	70.3%
Other markets:
Total sq. ft.	26,987
Leased sq. ft. (1)	24,282	1,740	2,953	2,792	16,797
Percent	100.0%	7.2%	12.2%	11.5%	69.1%
Annualized rental income (2)	$408,346	$30,896	$47,368	$46,001	$284,081
Percent	100.0%	7.6%	11.6%	11.3%	69.5%
Total:
Total sq. ft.	60,251
Leased sq. ft. (1)	55,893	3,509	4,702	3,837	43,845
Percent	100.0%	6.3%	8.4%	6.9%	78.4%
Annualized rental income (2)	$830,806	$58,874	$82,915	$69,227	$619,790
Percent	100.0%	7.1%	10.0%	8.3%	74.6%

(1)	Sq. ft. is pursuant to signed leases as of 3/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)	Annualized rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

					Cumulative %
			Annualized	% of Annualized	of Annualized
	Sq. Ft.	% of Sq. Ft.	Rental Income	Rental Income	Rental Income
	Expiring (1)	Expiring	Expiring (2)	Expiring	Expiring
2007	3,509	6.3%	$58,874	7.1%	7.1%
2008	4,702	8.4%	82,915	10.0%	17.1%
2009	3,837	6.9%	69,227	8.3%	25.4%
2010	5,726	10.2%	98,388	11.8%	37.2%
2011	5,358	9.6%	94,827	11.4%	48.6%
2012	4,260	7.6%	86,732	10.4%	59.0%
2013	2,361	4.2%	44,577	5.4%	64.4%
2014	2,595	4.6%	45,755	5.5%	69.9%
2015	2,551	4.6%	54,179	6.5%	76.4%
2016	2,362	4.2%	40,801	4.9%	81.3%
2017 and thereafter	18,632	33.4%	154,531	18.7%	100.0%
Total	55,893	100.0%	$830,806	100.0%

Weighted average remaining lease term (in years)
	9.2	6.4

(1)          Sq. ft. is pursuant to signed leases as of 3/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of 3/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.